United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 28, 2022

Date of Report (Date of earliest event reported)

Model Performance Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40318	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Cheung Kong Center, 58th Floor, Unit 5801 2 Queen's Road Central Central, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 9258 9728

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, no par value, one-half of one Redeemable Warrant, and one Right to acquire one-tenth (1/10) of a Class A Ordinary Share	MPACU	NASDAQ Capital Market
Ordinary Shares	MPAC	NASDAQ Capital Market
Warrants	MPACW	NASDAQ Capital Market
Rights	MPACR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material definitive Agreements.

As previously disclosed, on August 6, 2021, MultiMetaVerse Inc., a Cayman Islands exempted company (the “Company” or “MMV”), Model Performance Acquisition Corp., a British Virgin Islands business company (the “Parent” or “MPAC”), certain shareholders of the Company (each, a “Principal Shareholder” and collectively the “Principal Shareholders”), Model Performance Mini Corp., a British Virgin Islands business company (“Purchaser”) and Model Performance Mini Sub Corp., a Cayman Islands exempted company and wholly-owned subsidiary of the Purchaser (the “Merger Sub,” together with the Parent and the Purchaser, the “Purchaser Parties”), entered into a Merger Agreement (the “Merger Agreement”). All capitalized terms not otherwise defined herein have the same meanings ascribed to them in the Merger Agreement.

On January 6, 2022, each of the parties to the Merger Agreement and Avatar Group Holdings Limited, a British Virgin Islands business company controlled by certain Principal Shareholder (“Avatar”), entered into a First Amendment to Merger Agreement (the “First Amendment”).

On September 29, 2022, each of the parties to the First Amendment entered into a Second Amendment to Merger Agreement (the “Second Amendment”) pursuant to which the parties agreed to, among other things, the following:

•	extend the Outside Closing Date from September 30, 2022 to February 25, 2023;
•	in order to facilitate the extension of the date by which Parent has to consummate a business combination (the “Combination Period”) for up to two (2) times for an additional three (3) months each time, from October 12, 2022 to April 12, 2023, the Company agreed to loan to Parent an aggregate principal amount of $525,000 in two tranches, all of which shall become repayable upon closing of the Business Combination, or if the Purchaser Parties materially breach the Merger Agreement or its amendments and such breach has not been cured within fifteen (15) days following receipt of a notice of such breach; and
•	certain Principal Shareholders (the “Restricted Shareholders”) agreed that (i) an aggregate of 5,000,000 ordinary shares of their Closing Payment Shares (“Restricted Closing Payment Shares”) will be non-transferable and subject to forfeiture by the Reincorporation Surviving Corporation if the Release Event (defined below) does not occur within 12 months following the Closing, (ii) such Restricted Closing Payment Shares shall vest and become transferable and non-forfeitable upon the successful creation of a new gameplay coupled with a public announcement regarding release of the new gameplay, whether through the introduction of a new mobile game or updates to an existing mobile game to revamp its gameplay and commercial appeal (the “Release Event”), with the determination of whether an event is deemed a Release Event to be determined by a majority vote of the independent directors of the board of the Reincorporation Surviving Corporation in their sole discretion; and (iii) until the vesting of the Restricted Closing Payment Shares, such Restricted Closing Payment Shares shall be held in escrow in accordance with certain Share Restriction Agreements to be entered between the Purchaser and each of the Restricted Shareholders prior to the closing of the Business Combination.

The foregoing descriptions of the Merger Agreement, the First Amendment and the Second Amendment are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, the First Amendment and the Second Amendment, respectively. Copies of the Merger Agreement, the First Amendment and the Second Amendment are filed with this Current Report on Form 8-K as Exhibits 2.1, 2.2 and 2.3, respectively, and the terms of which are incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by the shareholders of MPAC at its Extraordinary General Meeting of shareholders on September 28, 2022 (the “Meeting”), MPAC filed the Second Amended and Restated Memorandum and Articles of Association with the British Virgin Islands Registry of Corporate Affairs on the same day (the “Charter Amendment”), giving it the right to extend the date by which it has to complete a business combination up to two (2) times for an additional three (3) months each time, from October 12, 2022 to April 12, 2023.

The foregoing description of the Charter Amendment is not complete and is subject to and qualified in its entirety by reference to the Second Amended and Restated Memorandum and Articles of Association, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1, and the provisions of which are incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

MPAC held its Meeting on September 28, 2022. On September 1, 2022, the record date for the Meeting, there were 7,537,500 ordinary shares of MPAC entitled to be voted at the Meeting, and 5,158,989 ordinary shares, representing 68.44% of the total outstanding ordinary shares were represented by virtual attendance or by proxy at the Meeting.

Shareholders approved the proposal to amend MPAC’s amended and restated memorandum and articles of association, giving it the right to extend the date by which it has to complete a business combination two (2) times for an additional three (3) months each time, from October 12, 2022 to April 12, 2023 (the “Charter Amendment”). Adoption of the Charter Amendment required approval by the majority of the ordinary shares represented by virtual attendance or by proxy which were present at the Meeting and were voted. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,132,789	26,200	0	0

Item 8.01. Other Events.

In connection with the shareholders' vote at the Meeting, 3,508,994 Class A ordinary shares were tendered for redemption. On September 29, 2022, MPAC made a deposit of $224,100.60 (the “Extension Payment”) to the trust account and extended the Combination Period from October 12, 2022 to January 12, 2023. Following such redemptions and the deposit of the Extension Payment, the amount of funds remaining in the trust account is approximately $23.4 million. On September 30, 2022, MPAC issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that MPAC has extended its Combination Period by an additional three months, or until January 12, 2023, and related matters.

On September 30, 2022, MPAC received from MMV an interest-free loan of $225,000 pursuant to the Second Amendment.

Important Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended. Statements that are not historical facts, including statements about the pending transactions among Purchaser Parties and MMV and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward-looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions. The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals; (ii) risks related to the ability of Parent and MMV to successfully integrate the businesses; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the applicable transaction agreements; (iv) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of MMV or Parent; (v) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (vi) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Parent’s securities; (vii) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of MMV and Parent to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (viii) the risk that the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; and (ix) risks associated with the financing of the proposed transaction. A further list and description of risks and uncertainties can be found in Parent’s prospectus/proxy statement filed with the SEC and in the Registration Statement on Form F-4 and proxy statement filed with the SEC by the Purchaser in connection with the proposed transactions, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Purchaser Parties, MMV, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Additional Information and Where to Find It

In connection with the transaction described herein, Purchaser has filed with the SEC a Registration Statement on Form F-4 that includes a proxy statement of the Parent and that also constitutes a prospectus of Purchaser with respect to the shares to be issued in the proposed transactions (the “proxy statement/prospectus”). The definitive proxy statement/prospectus (if and when available) will be mailed to shareholders of Parent as of a record date to be established for voting at the stockholders’ meeting relating to the proposed transactions. Shareholders will also be able to obtain a copy of the proxy statement/prospectus without charge from Parent and Purchaser. Each of the Parent and Purchaser may also file other relevant documents regarding the proposed transactions with the SEC.

Investors and security holders may obtain free copies of the proxy statement/prospectus (if and when available) and other documents that are filed or will be filed with the SEC by Purchaser or Parent through the website maintained by the SEC at www.sec.gov or by writing to Parent at Cheung Kong Center, 58th Floor, Unit 5801, 2 Queens Road Central, Central, Hong Kong. INVESTORS AND SECURITY HOLDERS OF PARENT ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTIONS THAT PARENT OR PURCHASER WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, PURCHASER, MULTIMETAVERSE AND THE TRANSACTIONS.

Participants in Solicitation

Purchaser Parties, MMV, certain shareholders of Parent, and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Parent’s ordinary shares in respect of the proposed transactions. Information about Parent's directors and executive officers and their ownership of Parent's ordinary shares is set forth in Parent's Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on April 15, 2022. Other information regarding the interests of the participants in the proxy solicitation will be included in the definitive proxy statement/prospectus pertaining to the proposed transactions when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to, and shall not, constitute an offer to sell or buy any securities or a solicitation of any vote or approval and is not a substitute for the proxy statement/prospectus or any other document Purchaser or Parent may file with the SEC or send to Parent’s shareholders in connection with the proposed transactions. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
2.1*	Merger Agreement dated as of August 6, 2021

2.2**	First Amendment to Merger Agreement dated as of January 6, 2022

2.3	Second Amendment to Merger Agreement dated as of September 29, 2022

3.1	Second Amended and Restated Memorandum and Articles of Association of Model Performance Acquisition Corp., filed with the BVI Registry of Corporate Affairs on September 28, 2022

99.1	Press release dated September 30, 2022

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

*	Incorporated by reference to Exhibit 2.1 to MPAC’s Current Report on Form 8-K filed with the SEC on August 9, 2021.

**	Incorporated by reference to Exhibit 2.1 to MPAC’s Current Report on Form 8-K filed with the SEC on January 6, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2022	Model Performance Acquisition Corp.

	By:	/s/ Serena Shie
	Name:	Serena Shie
	Title:	President and Chief Financial Officer